                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Citizens First Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           C. William Landefeld
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                          2101 NORTH VETERANS PARKWAY
                          BLOOMINGTON, ILLINOIS 61704
                                 (309) 661-8700

                                                                  March 23, 1998

Fellow Shareholders:

    You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Citizens First Financial Corp. (the "Company"), the holding company for Citizens Savings Bank, F.S.B. (the "Bank"), Bloomington, Illinois, which will be held on April 27, 1998, at 10:00 a.m. Central Time, at the Holiday Inn, 8 Traders Circle, Normal, Illinois.

    The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Citizens First Financial Corp., as well as a representative of Geo.
S. Olive & Co., LLC will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

    The Board of Directors of Citizens First Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

    PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

    On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                          Sincerely yours,
                                          /s/ C. William Landefeld
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         CITIZENS FIRST FINANCIAL CORP.
                          2101 NORTH VETERANS PARKWAY
                          BLOOMINGTON, ILLINOIS 61704

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1998

                            ------------------------

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Citizens First Financial Corp. (the "Company") will be held on April 27, 1998, at 10:00 a.m. Central Time, at the Holiday Inn, 8 Traders Circle, Normal, Illinois.

    The purpose of the Annual Meeting is to consider and vote upon the following matters:

    1. The election of two directors for a term of three years and one director for a term of one year.

    2. The ratification of Geo. S. Olive & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1998; and

    3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

    The Board of Directors has established March 2, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Citizens First Financial Corp., 2101 North Veterans Parkway, Bloomington, Illinois 61704, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                          By Order of the Board of Directors
                                          /s/ Richard F. Becker
                                          CORPORATE SECRETARY

Bloomington, Illinois
March 23, 1998

                         CITIZENS FIRST FINANCIAL CORP.

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1998

                            ------------------------

SOLICITATION AND VOTING OF PROXIES

    This Proxy Statement is being furnished to shareholders of Citizens First Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders, to be held on April 27, 1998 (the "Annual Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders on or about March 23, 1998.

    Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL AND RATIFICATION OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

    Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

    A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

    The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,800, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Citizens Savings Bank, F.S.B. (the "Bank") without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

    The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

    The close of business on March 2, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,535,750 shares.

    As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

    As to the election of a director, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

    As to the ratification of Geo. S. Olive & Co., LLC as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked "ABSTAIN" as to that matter.

    Proxies solicited hereby will be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors have designated RTC to act as inspectors of election and tabulate the votes at the Annual Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                NAME AND ADDRESS OF                        NUMBER OF    PERCENT OF
TITLE OF CLASS                                   BENEFICIAL OWNER                           SHARES         CLASS
-------------------------  -------------------------------------------------------------  -----------  -------------
Common Stock               Citizens Savings Bank, F.S.B. Employee                           225,400(1)        8.89%
                           Stock Ownership Plan ("ESOP")
                           2101 North Veterans Parkway
                           Bloomington, Illinois 61704

Common Stock               Investors of America, Limited Partnership                        182,650(2)        7.20
                           1504 Highway, #395 N #8-00508
                           Gardnerville, Nevada 89410

Common Stock               Tidal Insurance Limited                                           25,700(2)        1.01
                           c/o Global Corporate & Trust Management, LTD
                           Zetlands, Nevis
                           West Indies

Common Stock               FMR Corp.                                                        174,700(3)        6.89
                           82 Devonshire Street
                           Boston, Massachusetts 02109

------------------------

(1) Shares of Common Stock were acquired by the ESOP in the Bank's conversion from mutual to stock form (the "Conversion"). The ESOP Committee administers the ESOP. First Bankers Trust, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the Record Date, 64,400 shares have been allocated to ESOP participants' accounts. Under the ESOP, unallocated shares held in a suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

(2) Based upon information disclosed in Schedules 13D filed with the SEC on August 7, 1996. Investors of America, Limited Partnership ("Investors") and Tidal Insurance Limited ("Tidal") disclosed that they had sole power to vote or dispose of 182,650 and 25,700 shares of Common Stock, respectively. Investors is the controlling shareholder of Tidal. Investors disclaimed beneficial ownership of the Common Stock owned by Tidal in its Schedule 13D. Tidal and Investors own an aggregate of 208,350 shares of Common Stock or 8.22%.

(3) Based upon information disclosed in Schedule 13G filed with the SEC on February 14, 1998. FMR disclosed that it had sole power to vote or direct no shares of Common Stock and sold power to dispose of or direct the disposition of 174,700 shares of Common Stock. The Schedule 13G discloses that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is the sole beneficial owner of 174,700 shares of Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                       PROPOSAL 1. ELECTION OF DIRECTORS

    The Board of Directors of the Company presently consists of five (5) directors. Each of the members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

    The three nominees proposed for election at the Annual Meeting are Ronald C. Wells and Paul J. Hoffman for a term of three years each and L. Carl Borngasser, Jr. for a term of one year. Mr. Borngasser has been nominated to fill a vacancy on the Board created by the resignation of Bryce A. Sides, who is retiring as of April 27, 1998.

    In the event that such nominees are unable to serve or decline to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEE AND CONTINUING DIRECTORS AND EXECUTIVE
  OFFICERS

    The following table sets forth, as of the Record Date, the names of nominee and continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group.

                                                                                                  AMOUNT AND         OWNER-
NAME AND PRINCIPAL                                                              EXPIRATION        NATURE OF         SHIP AS A
OCCUPATION AT PRESENT                                              DIRECTOR     OF TERM AS        BENEFICIAL       PERCENT OF
AND FOR PAST FIVE YEARS                                AGE(1)      SINCE(2)      DIRECTOR     OWNERSHIP(3)(4)(5)      CLASS
-----------------------                                ------      --------     -----------   ------------------   ----------

NOMINEES

Ronald C. Wells....................................       54         1993          2001               31,332          1.24%
President, Central Supply Co., Inc., a maintenance
supply distributor.

Paul J. Hoffman....................................       63         1980          2001               17,633            *
Owner, grain farm.

L. Carl Borngasser, Jr.............................       60         1966          1999               20,658            *
Former Executive Vice President of the Bank.


                                                                                                  AMOUNT AND         OWNER-
NAME AND PRINCIPAL                                                              EXPIRATION        NATURE OF         SHIP AS A
OCCUPATION AT PRESENT                                              DIRECTOR     OF TERM AS        BENEFICIAL       PERCENT OF
AND FOR PAST FIVE YEARS                                AGE(1)      SINCE(2)      DIRECTOR     OWNERSHIP(3)(4)(5)      CLASS
-----------------------                                ------      --------     ----------    ------------------   ----------

CONTINUING DIRECTORS

C. William Landefeld...............................      58          1987          1999         75,490(6)(7)          2.98%
President, Chief Executive Officer, and Director of
the Company and the Bank.

Lyle J. Honegger...................................      63          1977          2000         15,633                  *
Retired Executive of Lyle Honneger Sales, Inc., an
agricultural supplier.

NAMED EXECUTIVE OFFICERS
  (WHO ARE NOT DIRECTORS)

Richard F. Becker..................................      50          --            --           42,731(6)(7)          1.68%
Senior Vice President and Secretary of the Company
and Bank

Dallas G. Smiley...................................      51          --            --           42,623(6)(7)          1.69%
Senior Vice President, Chief Financial Officer and
Treasurer of the Company and Senior Vice President
and Treasurer of the Bank.

All directors and executive officers as a group (7                                             246,100(8)             9.71%
  persons)

------------------------

(1) As of December 31, 1997.

(2) Includes years of service as a director of the Bank and periods as director of Fairbury Federal Savings and Loan Association, which merged into the Bank in May 1995.

(3) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.

(4) Includes 3,755 shares awarded to each outside director under the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan (the "Incentive Plan"). Such awards commence vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded.

(5) Includes 1,878 shares subject to options granted to each outside director under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 7,512 shares subject to unexercisable options granted to each outside director under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on November 12, 1997.

(6) Includes 28,175, 16,900 and 16,900 shares awarded to Messrs. Landefeld, Becker and Smiley, respectively under the Incentive Plan. Such awards commence vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded.

(7) Includes 14,080, 8,440 and 8,440 shares subject to options granted to Messrs. Landefeld, Becker and Smiley, respectively, which are currently exercisable or will become exercisable within 60 days and excludes 56,320, 33,760 and 33,760 shares subject to unexercisable options granted to Messrs. Landefeld, Becker and Smiley, respectively, under the Incentive Plan. Shares subject to options granted under the Incentive Plan commenced vesting at a rate of 20% per year beginning November 12, 1997.

(8) Includes a total of 75,544 shares awarded under the Incentive Plan as to which voting may be directed. Includes a total of 38,472 options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days.

 *  Less than 1% ownership as a percent of class.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets as needed. During fiscal 1997, the Board of Directors of the Company held eight meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1997.

    The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

    AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Lowell M. Thompson, Sides and Wells. This committee meets as called by the committee chairman. The purpose of this committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee met one time in fiscal 1997.

    NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consists of the Company's Board of Directors. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on January 20, 1998.

    COMPENSATION/BENEFITS COMMITTEE. The Compensation/Benefits Committee of the Company consists of Messrs. Thompson and Wells. This committee meets to establish compensation for the Chief Executive Officer (except Mr. Landefeld does not participate in such matters), approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. The Compensation Committee met one time in fiscal 1997.

DIRECTORS' COMPENSATION

    DIRECTORS' FEES. The directors of the Company did not receive any fees or retainer for serving on the Company's Board of Directors in fiscal 1997. In 1997, Directors of the Bank received an annual retainer of $13,250. All fees are paid to Directors on an annual basis.

    INCENTIVE PLAN. The Company maintains the Incentive Plan for both directors and employees. Under the Plan, each Outside Director of the Company and Bank was granted non-statutory stock options to purchase 9,390 shares of Common Stock, and Stock Awards for 3,755 shares of Common Stock. The options and Stock Awards to Outside Directors vest in five equal annual installments, commencing November 12, 1997, the first anniversary of the effective date of the grants. In the event a director ceases service due to death or disability, all unvested options and Stock Awards will vest immediately.

    ADVISORY DIRECTORS RETIREMENT PLAN. The Bank maintains an Advisory Directors Retirement Plan (formerly known as the Directors Emeritus Retirement
Plan) which provides retirement benefits to duly elected Advisory Directors as of December 31, 1997. The plan provides that in consideration for services and consultation rendered as an Advisory Director, the Advisory Directors will receive annual cash benefits equal to the annual director's fees received at the time of retirement, up to an annual maximum of $12,650 per participant in this plan. Payments under the plan are generally through the Bank's purchase of a single premium insurance annuity for each covered Advisory Director. Currently there are seven Advisory Directors.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other Executive Officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997.

                                                                                             LONG-TERM COMPENSATION
                                                                                      ------------------------------------
                                                                                              AWARDS
                                                        ANNUAL COMPENSATION           -----------------------
                                                ------------------------------------              SECURITIES     PAYOUTS
                                                                           OTHER      RESTRICTED  UNDERLYING   -----------
                                                                          ANNUAL        STOCK      OPTIONS/       LTIP
NAME AND                                          SALARY      BONUS    COMPENSATION     AWARDS       SARS        PAYOUTS
  PRINCIPAL POSITION                   YEAR       ($)(1)     ($)(1)       ($)(2)        ($)(3)      (#)(4)       ($)(5)
-----------------------------------  ---------  ----------  ---------  -------------  ----------  -----------  -----------

C. William Landefeld...............       1997  $  208,250  $      --           --          --            --           --
  President and Chief Executive           1996     197,650     15,000           --     346,553        70,400           --
  Officer                                 1995     155,000     30,840           --          --            --           --

Richard F. Becker..................       1997     115,000         --           --          --            --           --
  Senior Vice President and               1996     110,000     10,000           --     207,870        42,200           --
  Secretary                               1995      93,720     16,057           --          --            --           --

Dallas G. Smiley...................       1997     115,000         --           --          --            --           --
  Senior Vice President, Treasurer        1996     110,000     10,000           --     207,870        42,200           --
  and Chief Financial Officer             1995      93,720     16,057           --          --            --           --


                                      ALL OTHER
                                       COMPEN-
NAME AND                               SATION
  PRINCIPAL POSITION                     ($)
-----------------------------------  -----------
C. William Landefeld...............   $  66,902(6)
  President and Chief Executive          41,388
  Officer                                 5,887

Richard F. Becker..................      53,388(6)
  Senior Vice President and              33,019
  Secretary                               3,157

Dallas G. Smiley...................      53,388(6)
  Senior Vice President, Treasurer       34,356
  and Chief Financial Officer             2,927

------------------------

(1) Under Annual Compensation, the column entitled "Salary" includes directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986, as amended (the "Code"). The column entitled "Bonus" consists of board approved discretionary bonuses.

(2) For 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Effective November 12, 1996, Messrs. Landefeld, Becker and Smiley were granted 28,175, 16,900 and 16,900 shares of Common Stock, respectively, pursuant to the Incentive Plan. These shares had a market value at December 31, 1997 of $570,544, $342,225 and $342,225, respectively. Stock Awards granted in 1996 began vesting in five equal annual installments on November 12, 1997, the first anniversary date of the effective date of the grants. For 1995, the Bank had no restricted stock or stock-related plans in existence.

(4) Includes options granted under the Incentive Plan during fiscal 1997. See "Options Grants in Last Fiscal Year" table for discussion of options granted under the Incentive Plan.

(5) For 1997, 1996 and 1995, there were no payouts or awards under any long-term incentive plan.

(6) Includes 2,407, 2,407 and 2,407 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the Bank Employee Stock Ownership Plan ("ESOP"). Includes $5,700, $4,025, and $4,025 in employer contributions to the Bank's 401(k) plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,387 for Mr. Landefeld. Includes $11,073, $621 and $621 in employer contribution to the Supplemental Executive Retirement Plan (the "SERP") for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1997.

EMPLOYMENT AGREEMENTS

    The Bank and the Company have entered into employment agreements (collectively, the "employment agreements") with Messrs. Landefeld, Becker and Smiley (individually, the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Landefeld, Becker and Smiley.

    The employment agreements provide for a three-year term. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The current base salaries for Messrs Landefeld, Becker and Smiley are $205,000, $120,000 and $120,000, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

    The employment agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue to pay for the Executive's life, health and disability coverage for the remaining term of the agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

    Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the employment agreement; or
(ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and the Company employment agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the cash compensation paid to Messrs. Landefeld, Becker and Smiley over the past five fiscal years and excluding any benefits under any employee plan which may be payable, the total amount of payments due under the employment agreements following a change in control would be approximately $1.3 million.

    Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

INCENTIVE PLAN

    The Company maintains the Incentive Plan, which provides discretionary awards to officers and key employees as determined by a committee of disinterested directors who administer the plan. The following table lists all grants of options (and limited rights) under the Incentive Plan to the Named Executive Officers for 1997 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                                                                                ANNUAL RATES
                                                                                                               OF STOCK PRICE
                                                                                                              APPRECIATION FOR
                                            INDIVIDUAL GRANTS                                                    OPTIONS(1)
--------------------------------------------------------------------------------------------------------- ------------------------
                                                 NUMBER OF
                                                SECURITIES       % OF TOTAL
                                                UNDERLYING      OPTIONS/ SARS     EXERCISE
                                               OPTIONS/SARS      GRANTED TO        OR BASE    EXPIRATION
                                                GRANTED (#)     EMPLOYEES IN        PRICE        DATE
NAME                                           (2)(3)(4)(5)      FISCAL YEAR       ($/SH)         (6)          5%          10%
---------------------------------------------  -------------  -----------------  -----------  -----------  ----------  ------------

C. William Landefeld.........................       70,400               25%         $12.30     11/12/06   $  544,572  $  1,380,053
Richard F. Becker............................       42,200               15           12.30     11/12/06      326,434       827,248
Dallas G. Smiley.............................       42,200               15           12.30     11/12/06      326,434       827,248

------------------------

(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.

(2) Options granted pursuant to the Incentive Plan became exercisable in equal installments at an annual rate of 20% beginning November 12, 1997.

(3) The purchase price may be paid in cash or in Common Stock.

(4) All grants are intended to be incentive stock options, to extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended.

(5) Options are subject to limited rights pursuant to which the options may be exercised in the event of a change in control of the Company or the Bank. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.

(6) The option term is ten (10) years.

    The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1997. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. No options were exercisable by the Named Executive Officers in fiscal 1997.

                      FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                  UNDERLYING                  IN-THE- MONEY
                                                           UNEXERCISED OPTIONS/SARS          OPTIONS/SARS AT
                                                           AT FISCAL YEAR-END (#)(1)     FISCAL YEAR END ($)(2)
                                                         -----------------------------  -------------------------

                                                           EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                                                         -----------------------------  -------------------------

C. William Landefeld...................................           14,080/56,320            $   111,936/447,744

Richard F. Becker......................................            8,440/33,760                 67,098/268,392

Dallas G. Smiley.......................................            8,440/33,760                 67,098/268,392

------------------------

(1) The options in this table have an exercise price of $12.30 and become exercisable at an annual rate of 20% beginning November 12, 1997. The options will expire ten (10) years from the date of grant.

(2) Based on market value of the underlying stock at the fiscal year-end, minus the exercise price. The market price on March 2, 1998 was $21.00 per share.

    401(K) PLAN. The Bank maintains the Profit Sharing and Savings Plan (the "Savings Plan"), which is a tax-qualified profit sharing and salary reduction plan under Sections 401(a) and 401(k) of the Code. The Savings Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the Savings Plan following the completion of 1 year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach 1 year of vesting service (total time employed) before attaining a vested interest in the employer contribution, which commences following this 1 year period. Participants become 20% vested in employer matching contribution after 1 year of service, and increase the vested percentage by 20% for each year of service completed thereafter, until attaining 100% vesting after 5 years of service.

    Participants may make salary reduction contributions to the Savings Plan up to the lesser of 15% of annual base salary or the legally permissible limit (currently $10,000). The Savings Plan provides that, with respect to the first 2% contributed by the employee, the Bank will match 100% of such contribution with funds to be invested at the direction of the employee and, with respect to the next 2% contributed by the employee, the Bank will match 100% of such contribution with Common Stock. All participants receive a quarterly detailed statement including information regarding market value of the participant's investment and all contributions made on his or her behalf. Any withdrawals prior to age 59 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts.

    The Savings Plan has a profit-sharing component in addition to the matched employee contribution. The amount of the annual profit-sharing contribution, which is invested solely in Company Common Stock, is at the discretion of the Board of Directors.

    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established an ESOP and related trust for eligible employees effective on January 1, 1996. Employees employed with the Bank as of January 1, 1996 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 will become participants. The ESOP purchased 8% of the Common Stock issued in the Conversion. In order to fund the ESOP's purchase of Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan is being repaid principally from the Company's or the Bank's contribution to the ESOP over a period of seven years and the collateral for the loan is the Common Stock purchased by the ESOP.

    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank has implemented a non-qualified SERP to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Bank's tax qualified 401(k) Plan and ESOP. Benefits will be provided under the SERP at the same time and in the same form as the related benefits will be provided under the 401(k) Plan and ESOP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

    The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

                    PROPOSAL 2. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Company's and the Bank's independent auditors for the fiscal year ended December 31, 1997 were Geo. S. Olive & Co., LLC. The Company's Board of Directors has reappointed Geo. S. Olive & Co., LLC as independent auditors for the Company for the fiscal year ending December 31, 1998, subject to ratification of such appointment by the stockholders.

    Representatives of Geo. S. Olive & Co., LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

    UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF GEO. S. OLIVE & CO., LLC AS THE INDEPENDENT AUDITOR OF THE COMPANY.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GEO. S. OLIVE & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

    To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 24, 1998. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

    The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; PROVIDED, HOWEVER, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

    The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

    Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                          By Order of the Board of Directors
                                          /s/ Richard F. Becker
                                          CORPORATE SECRETARY

Bloomington, Illinois
March 23, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT
   YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND
    PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE.

                                REVOCABLE PROXY
                          CITIZENS FIRST FINANCIAL CORP.


/ X / PLEASE MARK VOTES
      AS-IN THIS EXAMPLE

                          ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 1998
                            10:00 a.m., Central Time

         This Proxy is Solicited on Behalf of The Board of Directors for the Annual Meeting of Stockholders on April 27, 1998

    The undersigned hereby appoints the official proxy committee of the Board of Directors of Citizens First Financial Corp. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of Citizens First Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on April 27, 1998 at 10:00 a.m., Central Time, at The Holiday Inn, 8 Traders Circle, Normal, Illinois and at any and all adjournments thereof as indicated.

                                                    With-   For All
                                          For       hold    Except
1. The election as directors of the      /   /     /   /     /   /
   nominees listed:                      /   /     /   /     /   /
                                         /   /     /   /     /   /

   Ronald C. Wells         Paul J. Hoffman         L. Carl Borngasser, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


----------------------------------------------------------------------------

                                          For     Against   Abstain
2. The ratification of the appointment   /   /     /   /     /   /
   of Geo. S. Olive & Co., LLC as        /   /     /   /     /   /
   independent auditors of Citizens      /   /     /   /     /   /
   First Financial Corp. for the fiscal year ending December 31, 1998.

                           THIS PROXY IS SOLICITED ON BEHALF OF
                                  THE BOARD OF DIRECTORS

                         THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                            "FOR" EACH OF THE LISTED PROPOSALS.

    This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed above. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy as directed by the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 23, 1998.

                                    ----------------------------
  Please be sure to sign and date   / Date                     /
    this Proxy in the box below.    /                          /
----------------------------------------------------------------
/                                                               /
/                                                               /
/                                                               /
/-- Stockholder sign above --- Co-holder (if any) sign above ---/

-----------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                                CITIZENS FIRST FINANCIAL CORP.
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
/ Please sign exactly as your name appears on this card. When signing as / / attorney, executor, administrator, trustee or guardian, please give your / / full title. If shares are held jointly, each holder may sign but only one /
/ signature is required.                                                     /
/                                                                            /
/                            PLEASE ACT PROMPTLY                             /
/                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY                    /
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